UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2008

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	46-0484987	000-50028
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3131 Las Vegas Boulevard South
Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On September 17, 2008, Wynn Las Vegas, LLC (the “Company”) entered into a third amendment (“Amendment No. 3”) to its Amended and Restated Credit Agreement, dated as of August 15, 2006 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of April 9, 2007, and that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2007, the “Credit Agreement”), among the Company, Deutsche Bank Trust Company Americas, as Administrative Agent, issuing lender and swing line lender, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Société Générale, as joint documentation agent, Bank of Scotland, as managing agent, HSH Nordbank AG, as managing agent, the Royal Bank of Scotland PLC, as managing agent, Wachovia Bank, as managing agent, and the several banks and other financial institutions or entities from time to time parties thereto as lenders.

Amendment No. 3 amends the Credit Agreement in order to, among other things, provide the Company with additional flexibility with respect to its financial covenants and related financial calculations under the Credit Agreement and additional flexibility to incur incremental secured debt under the credit facility in connection with the development of Encore at Wynn Las Vegas.

The lenders and agents under the Credit Agreement and certain of their affiliates have performed investment banking, commercial lending and advisory services for the Company and its affiliates, from time to time, for which they have received customary fees and expenses.  These parties may, from time to time, engage in transactions with, and perform services for, the Company and its affiliates in the ordinary course of their business.

The description of Amendment No. 3 set forth herein does not purport to be complete and is qualified in its entirety by the provisions of Amendment No. 3, which is incorporated herein by reference and is filed herewith as Exhibit 10.1.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1	Third Amendment to Amended and Restated Credit Agreement dated as of September 17, 2008 among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., Wynn Show Performers, LLC, Wynn Golf, LLC, Wynn Sunrise, LLC, World Travel, LLC, Kevyn, LLC, Las Vegas Jet, LLC, Wynn Resorts Holdings, LLC, Wynn Completion Guarantor, LLC and Deutsche Bank Trust Company Americas, as Administrative Agent on behalf of the several banks and other financial institutions or entities from time to time party to Wynn Las Vegas, LLC’s Amended and Restated Credit Agreement, dated as of August 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2008

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2008

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and Treasurer